                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 13, 2001



                        PERSONNEL GROUP OF AMERICA, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                001-13956                     56-1930691
----------------------------      ------------              -------------------
(State or Other Jurisdiction      (Commission                (I.R.S. Employer
      of Incorporation)           File Number)              Identification No.)


                       5605 Carnegie Boulevard, Suite 500
                         Charlotte, North Carolina 28209
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (704) 442-5100
     ----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
     ----------------------------------------------------------------------
              (Former name or address, if changed from last report)


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Item 5.  Other Events.
         ------------

         On December 13, 2001 Personnel Group of America, Inc. (the "Company") issued a press release (a copy of which is attached as Exhibit 99.1), announcing that its Board of Directors had approved an amendment to the Company's existing shareholder rights agreement to ease the triggering percentage from 15% or more to 20% or more of beneficial ownership of the Company's outstanding Common Stock. The amendment also removed a requirement that the rights issued under the agreement could be redeemed only by a majority of "Continuing Directors," as defined in the rights agreement.

Item 7.  Exhibits.
         --------

         The following exhibits are filed as part of this report.

         Exhibit 4.1 -- First Amendment to Rights Agreement
         Exhibit 99.1 -- Press release dated December 13, 2001





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 26, 2001

                                              PERSONNEL GROUP OF AMERICA, INC.

                                              By: /s/ Ken R. Bramlett, Jr.
                                                  -----------------------------
                                                  Ken R. Bramlett, Jr.
                                                  Senior Vice President








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                                  Exhibit Index

         Exhibits                                                Exhibit No.
         --------                                                ----------

         First Amendment to Rights Agreement                     4.1
         Press release dated December 13, 2001                   99.1